UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2006

TEXAS PACIFIC LAND TRUST
(Exact Name of Registrant as Specified in its Charter)

Not Applicable (State or Other Jurisdiction of Incorporation)	1-737 (Commission File Number)	75-0279735 (I.R.S. Employer Identification Number)

1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 214-969-5530

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 14, 2006, Texas Pacific Land Trust (the “Trust”) issued a press release announcing the declaration of a special dividend in the amount of $2.10 per sub-share, payable December 7, 2006 to holders of record at the close of business on November 27, 2006. A copy of that press release is filed as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
	99.1	Press Release of Texas Pacific Land Trust, dated November 14, 2006.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXAS PACIFIC LAND TRUST

Date: November 14, 2006	By:/s/ Roy Thomas Roy Thomas General Agent and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Texas Pacific Land Trust, dated November 14, 2006.